UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2016

SEARS HOMETOWN AND OUTLET STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 286-7000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2016 the Company’s Board of Directors elected Mr. Richard Kevin Longino, Chief Executive Officer of the National Kidney Foundation, as a director. The Company’s expectation is that the Board of Directors will appoint Mr. Longino to serve on the Board’s Audit Committee and the Board’s Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Date: October 14, 2016

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